Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Jeffrey T. Cerutti, Principal Executive Officer of AMG Funds IV (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 6, 2017	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

I, Donald S. Rumery, Principal Financial Officer of AMG Funds IV (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 6, 2017	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer